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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 5, 1997
(Date of earliest event reported)


MERRILL LYNCH MORTGAGE INVESTORS INC.(as depositor under the Trust Agreement, dated as of December 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1997-1)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                          333-24327                 33-3416059
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(State or Other Juris-        (Commission                (I.R.S. Employer
diction of Incorporation)          File Number)          Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
 NEW YORK, NEW YORK                                                  10281
(Address of Principal Executive Office)                              (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000
                                                           --------------

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Item 5.     OTHER EVENTS.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:

            25.1. Statement of eligibility of Bankers Trust Company of California, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                 MERRILL LYNCH MORTGAGE
                                                 INVESTORS, INC.

                                                 By: /s/ Michael McGovern
                                                    -------------------------
                                                 Name:   Michael McGovern
                                                 Title:  Secretary




Dated: December __, 1997

                                                   EXHIBIT INDEX


                                    Item 601 (a) of            Sequentially
         Exhibit                    Regulation S-K             Numbered
         Number                     Exhibit No.                Description
         ------                     -----------                ------------

         1                               25.1                 Form T-1